              As filed with the Securities and Exchange Commission
                               on January 31, 2001

                                                       1933 Act File No. 2-99752

                                                      1940 Act File No. 811-4384

            SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]

                         Pre-Effective Amendment No.                    [ ]


                       Post-Effective Amendment No. 19                  [x]



                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [x]

                                Amendment No. 19
                        (Check appropriate box or boxes)

                         STRONG SCHAFER VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                  P.O. Box 2936
                         Milwaukee, Wisconsin 53201-2936
                    (Address of Principal Office) (Zip Code)

     Registrant's Telephone Number, including Area Code: (1-800) 368-3863


                                David K. Schafer

                                  P.O. Box 2936
                         Milwaukee, Wisconsin 53201-2936
                     (Name and Address of Agent for Service)


                                    Copy to:
                              Andrew H. Shaw, Esq.
                                 Sidley & Austin
                                 Bank One Plaza
                            10 South Dearborn Street
                             Chicago, Illinois 60603

  It is proposed that this filing will become effective (check appropriate box)

         [ ]  immediately upon filing pursuant to paragraph (b)


         [x]  on February 1, 2001 pursuant to paragraph (b)


         [ ]  60 days after filing pursuant to paragraph (a)(1)

         [ ]  on ________________ pursuant to paragraph (a)(1)

         [ ]  75 days after filing pursuant to paragraph (a)(2)

         [ ]  on ________________ pursuant to paragraph (a)(2) of rule 485

  If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          PROSPECTUS | February 1, 2001


                                                                      THE STRONG
                                                                   Schafer Value
                                                                            FUND


                         [PICTURE OF MAN ON TELEPHONE]

The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                   [STRONG LOGO]

TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION

What are the fund's goals?                                                1
What are the fund's principal investment strategies?                      1
What are the main risks of investing in the fund?                         1
Other risk information                                                    2
What are the fund's fees and expenses?                                    4
Who are the fund's investment advisor and portfolio manager?              5
What is the fund's relationship with Strong?                              7

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Financial Highlights                                                      8
Additional Information on Investment Policies and Risks                   9


YOUR ACCOUNT

Share Price                                                              12
Foreign Securities                                                       12
Buying Shares                                                            13
Selling Shares                                                           15
Additional Policies                                                      18
Distributions                                                            21
Taxes                                                                    21
Services for Investors                                                   22
Strong Retirement Plan Services                                          25
Reserved Rights                                                          25
For More Information                                             Back Cover


In this prospectus, "we" or "us" refers to Strong Schafer Capital Management, L.L.C., the investment advisor for the Strong Schafer Value Fund, Inc.

                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S GOALS?

The STRONG SCHAFER VALUE FUND seeks long-term capital growth. Current income is a secondary objective.

WHAT ARE THE FUND'S PRINCIPAL
INVESTMENT STRATEGIES?

The STRONG SCHAFER VALUE FUND invests primarily in common stocks of medium- and large-capitalization companies. The portfolio manager generally selects stocks of companies that have

- a below average price/earnings ratio as compared to that of the Standard & Poor's 500 Stock Index; and

-   above average projected earnings growth.

The fund generally invests substantially all of its assets in stocks. The fund invests roughly similar amounts of its assets in each stock in the portfolio. This approach avoids the overweighting of any individual security being purchased. The portfolio manager may sell portfolio stocks when they are no longer attractive based on their growth potential or price.


WHAT ARE THE MAIN RISKS OF INVESTING
IN THE FUND?

GENERAL STOCK RISKS: The fund's major risks are those of investing in the stock market. This means the fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the fund's shares may go up and down. When you sell your investment, you may receive more or less money than you originally invested.

MEDIUM-CAPITALIZATION COMPANIES: The fund may invest in the stocks of medium-capitalization companies. Medium-capitalization

YOUR INVESTMENT


companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business reversals which could increase the volatility of the fund's portfolio.

VALUE STYLE INVESTING: Different types of equity securities tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the fund's "value" investment style may sometimes be lower or higher than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.

FOREIGN SECURITIES: The fund may invest up to 20% of its assets in foreign securities. Foreign investments involve additional risks, which include less liquidity, currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.


OTHER RISK INFORMATION

The fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The fund is not appropriate for investors concerned primarily with principal stability.


The following return information illustrates how the fund's performance can vary which is one indication of the risks of investing in the fund. Please keep in mind that the fund's past performance does not represent how it will perform in the future. The information assumes that you reinvested all dividends and distributions.

                                YOUR INVESTMENT


                           CALENDAR YEAR TOTAL RETURNS
                            AS OF 12-31 OF EACH YEAR

Strong Schafer Value Fund Plot Points
       "1991"             40.9
       "1992"             18.7
       "1993"               24
       "1994"             -4.3
       "1995"             34.2
       "1996"             23.2
       "1997"             29.3
       "1998"            -6.63
       "1999"            -16.3
       "2000"             3.59

BEST AND WORST QUARTERLY PERFORMANCE

During the periods shown in the above chart, the highest return for a quarter was 22.52% (quarter ended March 31, 1991) and the lowest return for a quarter was -24.54% (quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS
As of 12-31-00

Fund/Index                              1 year          5 years       10 years
--------------------------------------------------------------------------------
Strong Schafer Value Fund                3.59%           5.19%          13.12%

S&P 500 Stock Index*                    -9.11%          18.33%          17.46%

Lipper Multi-Cap
Value Funds Index**                      9.64%          13.69%          14.87%

* The S&P 500 Stock Index is the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market.

** The Lipper Multi-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category.

YOUR INVESTMENT


WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES

(fees paid directly from your investment)
The fund is 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from fund assets)
The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your fund investment. The expense information shown below is based on amounts incurred during the fund's fiscal year ended September 30, 2000.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)



                                                      Total Annual
Management                    Other                  Fund Operating
   Fees                     Expenses                    Expenses
-------------------------------------------------------------------------------
  1.00%                       .51%                       1.51%


EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


 1 year             3 years             5 years           10 years
-------------------------------------------------------------------------------
  $154               $477                $824              $1,802

                                YOUR INVESTMENT


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?
The investment advisor for the fund is Strong Schafer Capital Management, L.L.C.
(SSCM), 103 Spinnaker Lane, Jupiter, Florida 33477, an investment advisor registered under the Investment Advisers Act of 1940. SSCM is an investment advisory firm formed in 1997 by Schafer Capital Management, Inc. (Schafer) and Strong Capital Management, Inc. (Strong) pursuant to a Limited Liability Company Agreement dated as of September 7, 1997 (the LLC Agreement). On October 16, 1998, SSCM succeeded Schafer as investment advisor for the fund, a position previously held by Schafer since the fund's inception in 1985. Schafer is the managing owner of SSCM, and thus Schafer indirectly continues in its role as the fund's investment advisor.


Although SSCM does not serve as investment advisor to any other registered investment company or other accounts, Schafer, together with its predecessor, has served as investment advisor to other equity accounts since 1981 and currently has approximately $420 million under management. An affiliate of Schafer, Schafer Cullen Capital Management, Inc., serves as investment advisor to various equity accounts and provides certain services to Schafer, including services in connection with effecting the fund's securities transactions.



SSCM is responsible for selecting the securities to be purchased and sold for, and administering the affairs of, the fund. SSCM also furnishes office space, office facilities, equipment, personnel (other than the services of certain directors of the fund who are not considered "interested" persons), and clerical, bookkeeping and administrative services for the fund to the extent not provided by Strong as the fund's accounting services agent. For its services, SSCM receives a fee, payable monthly, at an annual rate equal to 1% of the average daily net assets of the fund (which fee rate is identical to that previously payable to Schafer). For the fiscal year ended September 30, 2000, the advisory fee paid by the fund to SSCM was equal to 1% of the average daily net assets of the fund.

YOUR INVESTMENT



David K. Schafer has been the portfolio manager of the fund since its inception in October 1985. Mr. Schafer has been in the investment management business for more than 30 years. For more than the past five years, Mr. Schafer has been the President and the sole shareholder of Schafer.

The LLC Agreement among SSCM, Schafer and Strong provides that, for the period which commenced January 10, 2001 and for eighteen months thereafter, Strong has an option to purchase the membership interest of Schafer in SSCM at a negotiated formula price. This option is subject to certain conditions, including procurement of regulatory approvals and other conditions that may be imposed under applicable law. On January 10, 2001, Strong notified Schafer of the exercise of the option, subject to all necessary approvals, including those of the board of directors and shareholders of the fund. The board of directors of the fund expects to consider approval of the transaction contemplated by Strong's option exercise in February 2001 and, subject to fund board approval, the shareholders will be requested to vote on approval of the transaction at a meeting of shareholders, expected to be called for sometime in April 2001.

Strong has proposed that, subject to obtaining the necessary approvals and consummation of the transaction contemplated by its option exercise, Mr. I. Charles Rinaldi will become the portfolio manager of the fund. Mr. Rinaldi has over 25 years of investment experience. He joined Strong as a portfolio manager in November 1997. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. While at MOA, Mr. Rinaldi managed the equity portion of a balanced fund and managed the value and growth portfolios of an aggressive equity fund. Prior to joining MOA, he was employed at Glickenhaus & Co. Mr. Rinaldi received his bachelors degree in Biology from St. Michael's College in 1965 and his Masters of Business Administration in Finance from Babson College in 1970.

                                YOUR INVESTMENT


WHAT IS THE FUND'S RELATIONSHIP WITH STRONG?

Strong serves as the fund's registrar, dividend-paying agent and transfer agent and provides fund accounting services to the fund, and Strong Investments, Inc., an indirect subsidiary of Strong, acts as the fund's distributor. Strong also markets the fund as part of the Strong Funds.


Strong is also a co-owner, together with Schafer, of SSCM. As described above under "Who are the fund's investment advisor and portfolio manager," for the period which commenced on January 10, 2001, and for eighteen months thereafter, Strong has an option to purchase Schafer's ownership interest in SSCM at a negotiated formula price. On January 10, 2001, Strong notified Schafer of the exercise of the option, subject to all necessary approvals, including those of the board of directors and shareholders of the fund.

YOUR INVESTMENT


OTHER IMPORTANT INFORMATION
YOU SHOULD KNOW

FINANCIAL HIGHLIGHTS

This information describes investment performance for the periods shown. Certain information reflects financial results for a single fund share outstanding for the entire period. "Total Return" shows how much an investment in the fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

STRONG SCHAFER VALUE FUND


                                                  Sep. 30,            Sep. 30,       Sep. 30,       Sep. 30,             Sep. 30,
SELECTED PER-SHARE DATA(a)                          2000                1999           1998            1997                 1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $   46.10           $   49.85      $   67.29       $   47.28            $   43.46
Income from Investment Operations:
   Net Investment Income                           (0.00)(a)(b)         0.44           0.40            0.39                 0.47
   Net Realized and Unrealized
       Gains (Losses) on Investments                6.29               (3.83)        (15.81)          21.48                 5.00
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                 6.29               (3.39)        (15.41)          21.87                 5.47
Less Distributions:
   From Net Investment Income                      (0.50)              (0.36)         (0.59)          (0.43)               (0.38)
   From Net Realized Gains                            --                  --          (1.44)          (1.43)               (1.27)
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                             (0.50)              (0.36)         (2.03)          (1.86)               (1.65)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $   51.89           $   46.10      $   49.85       $   67.29            $   47.28
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
   Total Return                                   +13.7%               -6.9%         -23.5%          +47.5%               +13.0%
   Net Assets, End of Period (In Millions)     $     402           $     659      $   1,428       $   1,318            $     389
   Ratio of Expenses to
     Average Net Assets                              1.5%                1.4%           1.2%            1.2%                 1.3%
   Ratio of Net Investment Income
     to Average Net Assets                          (0.0%)(b)            0.6%           0.7%            0.8%                 1.2%
   Portfolio Turnover Rate                          52.2%               67.1%          39.0%           22.5%                17.8%

(a) Amount calculated is less than $0.01 or 0.1%.

(b) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

                                YOUR INVESTMENT


ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS

The fund invests in securities which we believe offer the possibility of increasing in value, for the most part common stocks of medium- and large-capitalization companies having a low stock market valuation at the time of purchase (as measured by price/earnings ratios as compared with the average price/earnings ratio of the S&P 500 Stock Index) in relation to investment value (as measured by prospective earnings and dividend growth rates as compared with market averages of such rates). We then monitor investments for price movement and earnings developments. Once a security is purchased, we will generally hold it in the fund's portfolio until it no longer meets the fund's financial or valuation criteria.

Although there may be some short-term portfolio turnover, we generally purchase securities which we believe will appreciate in value over the long term. However, securities may be sold without regard to the time they have been held when, in our opinion, investment considerations warrant such action.

The fund does not concentrate its investments in any particular industry or group of industries, but diversifies its holdings among as many different companies and industries as seems appropriate in the light of conditions prevailing at any given time.

Other than as considered appropriate for cash reserves, the fund will generally maintain a fully invested position in common stocks of publicly-held companies, primarily in stocks of companies listed on a national securities exchange and other publicly traded equity securities (common stocks or securities convertible into common stocks). Investments may also be made in debt securities which are convertible into equity securities and preferred stocks which are convertible into common stock and in warrants or other rights to purchase common stock, which in each case are considered by us to be equity securities. We generally do not engage in market timing by shifting the portfolio or a significant portion thereof in or out of the market in anticipation of market fluctuations. Although the fund's portfolio will normally be fully invested in equity securities as described

YOUR INVESTMENT


above, a portion of its assets may be held from time to time in cash or cash equivalents when we are unable to identify attractive equity investments.

The fund invests primarily in the securities of U.S. issuers, although it may also invest up to 20% of its assets in securities of foreign issuers, or depository receipts for such securities, which are traded in a U.S. market or are available through a U.S. broker or dealer (regardless of whether traded in U.S. dollars) and which meet the criteria for investment selection set forth above. As a result, the fund may be subject to additional investment risks that are different in some respects from those experienced by a fund which invests only in securities of U.S. domestic issuers. Such risks include future political and economic developments, the imposition of foreign withholding taxes on dividend and interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign investments, or the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities. With respect to the securities of foreign issuers which are denominated in foreign currencies, such risks also include currency exchange-rate risk. Generally, the fund will not purchase securities which it believes, at the time of purchase, will be subject to exchange controls; however, there can be no assurance that such laws may not become applicable to certain of the fund's investments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing, financial record keeping and shareholder reporting standards and requirements as domestic issuers.

There are market risks inherent in any investment, and there is no assurance that the primary investment objective of the fund will be realized or that any income will be earned. Moreover, the application of the fund's investment policies is basically dependent upon our judgment. You should realize that there are risks in any policy dependent upon judgment and that we do not make any representation that the objectives of the fund will be achieved or that there may not be substantial losses in any particular investment.

                                YOUR INVESTMENT


At any time, the value of the fund's shares may be more or less than your cost of shares.


The fund's secondary objective of current income is not a fundamental policy of the fund and may be changed by a vote of a majority of the board of directors without a vote of the shareholders.

YOUR ACCOUNT

SHARE PRICE
--------------------------------------------------------------------------------


Your transaction price for buying, selling, or exchanging shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


================================================================================
Share price or NAV is determined by dividing net assets (the value of the fund's investments, cash, and other assets minus its liabilities) by the number of shares outstanding.
================================================================================


NAV is based on the market value of the securities in the fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the board of directors of the fund.


FOREIGN SECURITIES

Some of the fund's portfolio securities may be listed on foreign exchanges that trade on days when the fund does not calculate NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that the fund calculates NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when the fund calculates NAV generally will not be reflected in the fund's NAV. However, these events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the fund, determine that they would have a material effect on the fund's NAV.

                                                                    YOUR ACCOUNT


BUYING SHARES
--------------------------------------------------------------------------------

INVESTMENT MINIMUMS: When buying shares, you must meet the following minimum investment requirements.


                               Initial Investment       Additional Investment
                                     Minimum                   Minimum
--------------------------------------------------------------------------------
Regular accounts                     $2,500                      $50
--------------------------------------------------------------------------------
Education IRA accounts                $500                       $50
--------------------------------------------------------------------------------
Other IRAs and                        $250                       $50
UGMA/UTMA accounts
--------------------------------------------------------------------------------
SIMPLE IRA, SEP-IRA,           the lesser of $250                $50
403(b)(7), Keogh,               or $25 per month
Pension Plan, and Profit
Sharing Plan accounts
--------------------------------------------------------------------------------


PLEASE REMEMBER...


- You cannot use an Automatic Investment Plan with an Education IRA.

- If you open a qualified retirement plan account where Strong or one of its alliance partners provides administrative services, there is no initial investment minimum.


BUYING INSTRUCTIONS

You can buy shares in several ways.

MAIL


You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

YOUR ACCOUNT


EXCHANGE OPTION

Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at www.eStrong.com or call 1-800-368-3863 for a Shareholder Account Options Form.

EXPRESS PURCHASE


You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at www.eStrong.com or call us at 1-800-368-3863 for a Shareholder Account Options Form.


STRONG DIRECT(R)


You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.


STRONG ONLINE ACCOUNT ACCESS


You can use Strong online account access at www.eStrong.com to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.


INVESTOR CENTERS


You can visit Strong's Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at www.eStrong.com or call 1-800-368-3863 for hours and directions, or for the location of Strong's other Investor Centers.


================================================================================

                                   QUESTIONS?

                               Call 1-800-368-3863
                                 24 hours a day
                                  7 days a week


================================================================================

WIRE


Call 1-800-368-3863 for instructions before wiring funds either to open or to add to an account. This helps to ensure that your account will be credited promptly and correctly.

                                                                    YOUR ACCOUNT


AUTOMATIC INVESTMENT SERVICES


See "Services for Investors" for detailed information on all of Strong's automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at www.eStrong.com or by calling 1-800-368-3863 for the appropriate form.


BROKER-DEALER


You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.


PLEASE REMEMBER...


- Strong only accepts checks payable to Strong.

- Strong does not accept cash, third-party checks, credit card convenience checks or checks drawn on banks outside the U.S.

- You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.


SELLING SHARES
--------------------------------------------------------------------------------
You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, Strong will normally send you the proceeds on the next business day.

YOUR ACCOUNT


SELLING INSTRUCTIONS

You can sell shares in several ways.

MAIL

Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

REDEMPTION OPTION


Sign up for the redemption option when you open your account or add it later by visiting the Account Services area at www.eStrong.com or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

(1) Strong can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify Strong if your address has changed.

(2) Strong can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after Strong processes your redemption.

(3) For a $10 fee, Strong can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after Strong processes your redemption.


STRONG DIRECT(R)


You can also redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.



STRONG ONLINE ACCOUNT ACCESS

You can use Strong online account access at www.eStrong.com to redeem shares. See "Services for Investors" for more information.

                                                                    YOUR ACCOUNT


INVESTOR CENTERS


You can visit Strong's Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at www.eStrong.com or call 1-800-368-3863 for hours and directions, or for the location of our other Investor centers.



================================================================================
SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, Strong requires a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.
================================================================================


SYSTEMATIC WITHDRAWAL PLAN


You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at www.eStrong.com or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.


BROKER-DEALER

You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

PLEASE REMEMBER...


- If you recently purchased shares, the payment of your redemption may be delayed up to 10 days to allow the purchase check or electronic transaction to clear.

- Some transactions and requests require a signature guarantee.

- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

YOUR ACCOUNT


- With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and (2) a $50 fee for transferring assets to another custodian or for closing an account.

- If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, Strong will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

- There may be special distribution requirements that apply to retirement accounts. For instructions on: (1) Roth and Traditional IRA accounts, call 1-800-368-3863, and (2) SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan or 401(k) Plan accounts, call 1-800-368-2882.


ADDITIONAL POLICIES
--------------------------------------------------------------------------------

DEPOSIT OF UNSPECIFIED CHECKS


When your investment check does not clearly indicate the fund that you would like to purchase, we will deposit the check into the Strong Money Market Fund until you clarify your investment decision.


HOUSEHOLDING


To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.


INVESTING THROUGH A THIRD PARTY


If you invest through a third party (rather than directly with Strong), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set

                                                                    YOUR ACCOUNT



different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.


LOW BALANCE ACCOUNT FEE


Because of the high cost of maintaining small accounts, an annual low balance account fee of $10 (or the value of the account if the account value is less than $10) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to (1) any retirement accounts, (2) accounts with an automatic investment plan (unless regular investment have been discontinued), or (3) shareholders whose combined Strong Funds accounts total $100,000 or more. Strong may waive the fee, in its discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.


MARKET TIMERS


The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.


PURCHASES IN KIND

You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE AND ELECTRONIC TRANSACTIONS


We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received

YOUR ACCOUNT


================================================================================
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
================================================================================

================================================================================
COST BASIS is the amount that you paid for your shares. When you sell shares, you subtract the cost basis from the sale proceeds to determine whether you realized an investment gain or loss. For example, if you bought a share of the fund at $10 and you sold it two years later at $11, your cost basis on the share is $10 and your gain is $1. Remember also that your cost basis on shares acquired through reinvestment of dividends or distributions is the cost of the shares purchased on the reinvestment date.
================================================================================


over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R) our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access at www.eStrong.com. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.


VERIFICATION OF ACCOUNT STATEMENTS


You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

                                                                    YOUR ACCOUNT


DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION POLICY


The fund generally pays you dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change your current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


================================================================================

Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:


- Investing a large amount in the fund close to the end of the calendar year. If the fund makes a distribution, you may receive some of your investment back as a taxable distribution.


- Selling shares of a mutual fund at a loss and investing in the same fund within 30 days before or after the sale. This is called a wash sale and you will not be allowed to claim a tax loss on the transaction.

================================================================================

TAXES
--------------------------------------------------------------------------------

TAXABLE DISTRIBUTIONS

Any distributions you receive from the fund's net income and gains, exclusive of net capital gains (also called "net investment income"), are taxable to you as ordinary dividend income at your income tax rate and will be eligible for the corporate dividends received deduction only to the extent paid out of the fund's qualifying dividend income. Distributions you receive from the fund's net long-term capital gains in excess of its net short-term capital losses (also called "net

YOUR ACCOUNT


capital gains") are generally taxable to you at your long-term capital gains rate. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if the value of your shares has increased above their cost basis since you bought them. Any loss recognized on the sale of a share held for less than six months is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.

RETURN OF CAPITAL

Under limited circumstances, certain distributions from the fund may be treated as a return of capital.

YEAR-END STATEMENT

To assist you in tax preparation, after the end of each calendar year, you will receive a statement of the fund's ordinary dividends and net capital gain distributions (Form 1099).

BACKUP WITHHOLDING

By law, we must withhold your distributions and proceeds at the 31% "backup withholding" rate if you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN) and you are not exempt from backup withholding.

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS
--------------------------------------------------------------------------------


Strong provides you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:


STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM


Strong's 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or

                                                                    YOUR ACCOUNT



redemptions among your existing accounts if you have elected these services by calling 1-800-368-1050. Passwords help to protect your account information.


ESTRONG.COM

Visit Strong on-line at www.eStrong.com to access the fund's performance and portfolio holding information. In addition to general information about investing, Strong's web site offers daily performance information, portfolio manager commentaries, and information on available account options.


STRONG ONLINE ACCOUNT ACCESS

If you are a shareholder, you may use Strong online account access to access your account information 24 hours a day from your personal computer at www.eStrong.com. Strong online account access allows you to view account history, account balances and recent dividend activity, as well as to make purchases, exchanges or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information is also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at www.eStrong.com.


STRONGMAIL

If you register for StrongMail at www.strongmail.com you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION


You may exchange shares of a Strong Fund for shares of another Strong Fund, either in writing, by telephone or through your personal computer, if the accounts are identically registered (with the same name, address and taxpayer identification number). Please ask Strong for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes including tax purposes and may result in a capital gain or loss. Some

YOUR ACCOUNT



Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than six to twelve months. Purchases by exchange are subject to the investment requirements and other criteria of the fund purchased.


STRONG AUTOMATIC INVESTMENT SERVICES

You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

     AUTOMATIC INVESTMENT PLAN (AIP)

     This plan allows you to make regular, automatic investments from your bank checking or savings account.

     AUTOMATIC EXCHANGE PLAN

     This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

     AUTOMATIC DIVIDEND REINVESTMENT

     Your dividends and capital gains will be automatically reinvested in additional shares of the fund unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

     PAYROLL DIRECT DEPOSIT PLAN

     This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.

     SYSTEMATIC WITHDRAWAL PLAN

     This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

                                                                    YOUR ACCOUNT


STRONG RETIREMENT PLAN SERVICES

Strong offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:


     - INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.




     - QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.



SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.


RESERVED RIGHTS

We and Strong reserve the right to:


- Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.


- Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

-   Change the minimum or maximum investment amounts.

- Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

- Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

YOUR ACCOUNT


- Make a redemption in-kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in-kind is used when large redemption requests may cause harm to the fund and its shareholders.


- Close any account that does not meet minimum investment requirements. Strong will give you notice and 60 days to increase your balance to the required minimum.



-   Waive the initial investment minimum at our discretion.

- Reject any purchase or redemption request that does not contain all required documentation.

-   Amend or terminate purchases in-kind at any time.

NOTES:
--------------------------------------------------------------------------------

                                                                         0002SVL

NOTES:
--------------------------------------------------------------------------------

FOR MORE INFORMATION


More information is available upon request at no charge, including:



SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. Those reports contain a letter from management discussing recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.



STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.


To request information or to ask questions:


BY TELEPHONE                       FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863   1-800-999-2780

BY MAIL                            BY OVERNIGHT DELIVERY
Strong Funds                       Strong Funds
P.O. Box 2936                      900 Heritage Reserve
Milwaukee, Wisconsin 53201-2936    Menomonee Falls,
                                   Wisconsin 53051


ON THE INTERNET                    BY E-MAIL
View on-line or                    service@eStrong.com
download documents:
Strong Funds: www.eStrong.com
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.



* Information about the fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the fund are also available from the EDGAR Database on the Commission's Internet site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an electronic request to the following e-mail address: publicinfo@sec.gov.


Strong Schafer Value Fund, Inc., SEC file number: 811-4384

                         STRONG SCHAFER VALUE FUND, INC.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")



STRONG SCHAFER VALUE FUND, INC., A SERIES FUND OF STRONG SCHAFER FUNDS, INC.




P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@eStrong.com
WebSite: www.eStrong.com



                                                                February 1, 2001




         This Statement of Additional Information ("SAI") is not a prospectus. You may obtain a copy of the Prospectus dated February 1, 2001 (the "Prospectus") of Strong Schafer Value Fund, Inc. (the "Fund") without charge by writing or telephoning the Fund at the address and telephone number set forth above. This SAI contains information in addition to and more detailed than that set forth in the Prospectus. You should read this SAI together with the Prospectus and retain it for future reference.



        The Fund's financial statements for its fiscal year ended September 30, 2000 included in its 2000 annual report to shareholders are incorporated by reference into this SAI. You may obtain a copy of this report without charge by writing or telephoning the Fund at the address and telephone number set forth above.






























                                February 1, 2001

TABLE OF CONTENTS
                                                                           PAGE


FUND HISTORY..................................................................1
INVESTMENT RESTRICTIONS.......................................................3
MANAGEMENT OF THE FUND........................................................4
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES...............................6
INVESTMENT ADVISORY AND OTHER SERVICES........................................6
DESCRIPTION OF LLC AGREEMENT..................................................9
DISTRIBUTOR...................................................................9
BROKERAGE....................................................................10
CAPITAL STOCK................................................................10
DETERMINATION OF NET ASSET VALUE.............................................11
PURCHASE AND REDEMPTION OF SHARES............................................11
ADDITIONAL SHAREHOLDER INFORMATION...........................................12
TAX STATUS...................................................................15
CALCULATION OF PERFORMANCE DATA..............................................16
GENERAL INFORMATION..........................................................22
SHAREHOLDER REPORTS..........................................................24
CUSTODIAN....................................................................24
TRANSFER AGENT...............................................................24
INDEPENDENT ACCOUNTANTS......................................................24
LEGAL COUNSEL................................................................24
FINANCIAL STATEMENTS.........................................................24
ADDITIONAL INFORMATION.......................................................24































No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                                  FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on August 12, 1985 and commenced operations on October 22, 1985. On January 10, 1996, the Board of Directors approved a change in the name of the Fund from Schafer Value Fund, Inc. to Strong Schafer Value Fund, Inc. The Fund's address is P.O. Box 2936, Milwaukee, Wisconsin 53201.

DESCRIPTION OF THE FUND AND ITS INVESTMENT OBJECTIVE, POLICIES AND RISKS


(See Also "What Are The Fund's Goals?", "What Are The Fund's Principal Investment Strategies?" and "Additional Information On Investment Policies And Risks" in the Fund's Prospectus and "Investment Restrictions" below.)


GENERAL DESCRIPTION OF THE FUND

The Fund is an open-end, diversified management investment company as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). An investment company combines the investments of its shareholders and purchases various securities. Through ownership of shares in the investment company, shareholders participate in the investment performance of such securities. As an open-end investment company, the Fund has an obligation to redeem the shares of any shareholder by paying such shareholder the net asset value next computed after receipt of a request in proper form for a redemption of such shares.

INVESTMENT OBJECTIVE


The primary investment objective of the Fund is long-term capital appreciation, and portfolio securities are selected primarily with a view to achieve this objective. The Fund's primary objective is a fundamental policy of the Fund and may not be changed without shareholder approval as described below in "Investment Restrictions." Current income is a secondary objective in the selection of investments. Such secondary objective is not a fundamental policy of the Fund and may be changed by a vote of a majority of the Board of Directors without a vote of the shareholders.


DIVERSIFICATION

It is anticipated that the Fund will diversify its investments among various issuers in different industries. The Fund may, however, from time to time, invest up to 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry.

PORTFOLIO TURNOVER

The Fund expects to purchase and sell securities at such times as it deems to be in the best interest of its shareholders. The Fund anticipates that its annual portfolio turnover rate should not significantly exceed 50%. The Fund, however, has not placed any limit on its rate of portfolio turnover, and securities may be sold without regard to the time they have been held when, in the opinion of the Fund's investment advisor, investment considerations warrant such action.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

FOREIGN SECURITIES AND CURRENCIES

Foreign investments involve special risks, including:

        - expropriation, confiscatory taxation, and withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets, and issuers;

        - less publicly available information and different accounting standards;

        - costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and

        -       diplomatic developments and political or social instability.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance-of-payments position. Many foreign securities may be less liquid and their prices more volatile than comparable U.S. securities. From time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investing.

The risks of foreign investments are generally intensified for investments in developing countries. Risks of investing in such markets include:

        -       less social, political and economic stability;

        - small securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility;

        - certain national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; and

        - less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investments in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economics in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the fund could be affected by changes in foreign currency exchange rates to some extent. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

MEDIUM-CAPITALIZATION COMPANIES

The Fund may invest in medium-capitalization companies. While medium-capitalization companies often have the potential for growth, investments in medium-capitalization companies often involve greater risks than investments in large, more established companies because medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of large companies. In addition, in certain instances the securities of medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading may be substantially less than is typical of larger companies. Therefore, the securities of medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of medium-capitalization company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a mutual fund that invests primarily in the largest, most established companies. The investment advisor's research efforts may also play a greater role in selecting securities for the Fund than in a mutual fund that invests exclusively in larger, more established companies.

WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CASH INVESTMENTS

Cash or cash equivalents in which the Fund may invest when its investment advisor is unable to identify attractive equity investments include short-term money market securities such as U.S. Treasury bills, prime-rated commercial paper, certificates of deposit, variable rate demand notes, or repurchase agreements. Variable rate demand notes are non-negotiable instruments. The instruments the Fund invests in are generally rated at least A1 by Standard & Poor's Corporation. However, the Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights; (b) possible subnormal levels of income or proceeds and lack of access to income and proceeds during this period; and (c) expenses of enforcing its rights.


                             INVESTMENT RESTRICTIONS


The policies set forth below are fundamental policies of the Fund and may not be changed without approval of the holders of the lesser of: (1) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (2) more than 50% of the outstanding shares of the Fund.


Unless indicated otherwise below, the Fund may not:

1. Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the advisor not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

2. Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

3. Make investments for the purposes of exercising control or management of any company.

4. Purchase securities of any issuer (other than the United States or an instrumentality of the United States), if as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.

5. Concentrate more than 25% of the value of its total assets, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

6. Enter into repurchase agreements with maturities of more than seven days or invest in securities for which there is no readily available market if, as a result thereof, such repurchase agreements and securities would constitute more than 10% of the value of the net assets of the Fund.

7.      Invest in put or call options.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without a vote of the shareholders, provide that the Fund may not:

1. Invest in the securities of a foreign issuer or depository receipts for such securities, if at the time of acquisition more than 20% of the value of the Fund's assets would be invested in such securities. (The Fund is permitted to invest up to 20% of its assets in securities of foreign issuers or depository receipts therefor which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars.)

2. Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

3. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment advisor.

4. Acquire or retain any security issued by a company if any of the directors or officers of the Fund or directors, officers or other affiliated persons of its investment advisor beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

5. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.

6. Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable.


                             MANAGEMENT OF THE FUND

The Board of Directors of the Fund consists of four individuals, three of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors is responsible for managing the Fund's business and affairs. The Board of Directors has appointed the Fund's officers, who conduct the daily business of the Fund.

Set forth below is information about the directors and officers of the Fund. Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act are indicated by an asterisk (*).


Name, Business Occupation(s)
Address and Age                       Position(s) Held with Fund   Principal and Other Affiliation
--------------------------------      --------------------------   ----------------------------------------------------

David K. Schafer* (61)                Director, President,         Director and President, Schafer Capital
103 Spinnaker Lane,                   and Treasurer                Management Inc., a registered investment advisor,
Jupiter, Florida 33477                                             since June 1985; Chairman of the Board of Schafer
                                                                   Cullen Capital Management, Inc., a registered
                                                                   investment advisor, since January 1983;
                                                                   President, Chubb Equity Managers Inc., a
                                                                   wholly-owned subsidiary of the Chubb Corporation,
                                                                   an insurance and financial services company, from
                                                                   October 1992 to October 1996; President, INCO
                                                                   Capital Management Inc., a registered investment
                                                                   advisor, from June 1978 to December 1981.

Timothy C. Collins (44)               Director                     Chief Executive Officer and Senior Managing
Ripplewood Holdings, L.L.C.                                        Director, Ripplewood Holdings, L.L.C. (a private
One Rockefeller Plaza                                              equity firm), since 1995; prior to 1995, Senior
New York, NY 10020                                                 Managing Director, Onex Investment Corp.;
                                                                   Director, Dayton Superior Corporation and
                                                                   Danielson Holdings Corporation.

Mary P. English, Ph.D.  (40)          Director                     Associate Professor of Economics and Management,
Department of Economics and Management                             and Director, McDermond Center for Management,
DePauw University                                                  DePauw University.
Greencastle, IN 46135


Phillip P. Young (57)                 Director                     Principal, Gladwyne Partners LLC (a private
Gladwyne Partners LLC                                              equity firm), since 1998; prior to 1998,
435 Devon Park Drive                                               private investor; prior to April 1, 1996,
Wayne, PA 19087                                                    Managing Director, Lazard Freres & Co. L.L.C.
                                                                   (investment banking firm)

James P. Cullen (61)                  Executive Vice President     Vice President (since June 1985) and Director,
Schafer Cullen Capital                and Secretary                Schafer Capital Management, Inc., President,
Management, Inc.                                                   Schafer Cullen Capital Management, Inc., since
645 Fifth Avenue                                                   January 1983; Director of the Fund from 1985 to
New York, NY 10022                                                 July 1998; Vice President, Donaldson, Lufkin &
                                                                   Jenrette, registered broker/dealers, from January
                                                                   1979 to December 1982.

Susan A. Hollister (32)               Assistant Secretary          Associate Counsel of the Strong Capital Management, Inc.
P.O. Box 2936                                                      since July 1999; from August 1996 until May 1999,
Milwaukee, WI 53201                                                student at University of Wisconsin Law School; from
                                                                   December 1993 until August 1996, Deposit Operations
                                                                   Supervisor for First Federal Savings Bank, La Crosse-Madison.

Kerry A. Jung (27)                    Assistant Secretary          Associate Counsel of Strong Capital Management,
P.O. Box 2936                                                      Inc. since September 2000; from June 1999 until
Milwaukee, WI 53201                                                August 2000, an Associate Attorney with Ruder, Ware
                                                                   & Michler, a Limited Liability S.C.; from August 1996
                                                                   until May 1999, student at Wisconsin Law School; from
                                                                   October 1995 until May 1996 an infant care provider at
                                                                   My School Daycare.



Each director of the Fund, other than Mr. Schafer, is paid a director's fee of $10,000 per year plus $1,250 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. The Fund does not pay any fees to its directors who are considered "interested persons" of the Fund or its investment advisor, as defined in the Investment Company Act. The aggregate compensation paid by the Fund to its directors who are not such interested persons ("Non-Interested Directors") during its fiscal year ended September 30, 2000 is set forth below. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses. None of the Non-Interested Directors serves as a director of, or receives any compensation from, any fund in the Strong Funds complex except for the Fund.

                                                              Aggregate
                           Name of Non-Interested           Compensation
                           Director of the Fund             from the Fund
                           --------------------             -------------

                           Timothy C. Collins                  $14,000.00
                           Mary P. English                     $15,000.00
                           Phillip P. Young                    $15,000.00



                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES


At December 31, 2000, the following persons were known to the Fund to be the owners of record of 5% or more of the outstanding shares of the Fund:



Name Share                                        Amount of Record Ownership     % of Outstanding Shares
----------                                        --------------------------     -----------------------

Charles Schwab & Co., Inc.                                 1,244,826.520                17.02% (1)
101 Montgomery Street
San Francisco, CA  94104

Emre & Co.                                                 729,089.472                   9.97% (1)
c/o Strong Capital Management, Inc.
P. O. Box 1408
Milwaukee, WI  53201


(1) Each of Charles Schwab & Co., Inc. and Emre & Co. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of these individual accounts. To the extent that any person or organization beneficially owns 25% or more of the outstanding shares of the Fund, such person or organization may be presumed to "control" the Fund within the meaning of the Investment Company Act and could vote a significant block of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.


As of December 31, 2000, officers and directors of the Fund as a group owned 1.71% of the outstanding shares of the Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES


On October 3, 2000, the Board of Directors, including all non-interested directors, unanimously approved the continuation of the Investment Advisory Agreement dated October 15, 1998 between Strong Schafer Capital Management, LLC 103 Spinnaker Lane, Jupiter, Florida 33477 (the "Advisor"), and the Fund (the "Advisory Agreement"). The Advisory Agreement was initially approved by the Board of Directors, including all non-interested directors, and the shareholders of the Fund, on August 12, 1998 and October 15, 1998, respectively. Pursuant to the Advisory Agreement, the Advisor furnishes continuous investment advisory services and management to the Fund. The Advisor is an investment advisory firm formed in 1997 by Schafer Capital Management, Inc. ("Schafer") and Strong Capital Management, Inc. ("Strong") pursuant to a Limited Liability Company Agreement dated as of September 7, 1997 (the "LLC Agreement"). The LLC Agreement provides, for the period which commenced January 10, 2001 and for eighteen months thereafter, Strong has an option to purchase the membership interest of Schafer in the Advisor at a negotiated formula price. On January 10, 2001, Strong notified Schafer of the exercise of this option, subject to all necessary approvals, including those of the Board of Directors and shareholders of the Fund. See "Who are the fund's investment advisor and portfolio manager?" and "What is the fund's relationship with Strong?" in the Prospectus.


The Advisor replaced Schafer as investment advisor to the Fund, a position Schafer held from the Fund's inception in 1985 until it was succeeded in such position by the Advisor on October 16, 1998. Under the terms of the LLC Agreement, Schafer and Strong are the two members of the Advisor, with Schafer as the managing member. Schafer thus currently has management control, and is the controlling person, of the Advisor, and Schafer, through its sole portfolio manager and controlling person, David K. Schafer, effectively continues in its role as the Fund's investment manager.

Mr. Schafer, President and Treasurer and a Director of the Fund, is also President and a Director of Schafer. Mr. Cullen, Executive Vice President and Secretary of the Fund, is also Vice President and a Director of Schafer. All of the outstanding stock of Schafer is owned by Mr. Schafer.



A discussion of the advisory fee payable to the Advisor is included under the caption "Who are the fund's investment advisor and portfolio manager?" in the Prospectus. For the years ended September 30, 2000, 1999 and 1998, the Fund paid to the Advisor (on and after October 16, 1998) and to Schafer (prior to October 16, 1998) an aggregate of $4,859,361, $11,522,400 and $17,407,737, respectively
(the advisory fee rate previously payable to Schafer being identical to that payable under the Advisory Agreement).


Under the Advisory Agreement and subject to the general supervision of the Fund's Board of Directors, the Advisor is responsible for making and implementing investment decisions for the Fund. In addition, the Advisor furnishes office space, office facilities, equipment, personnel (other than the services of directors of the Fund who are not interested persons of the Advisor), and clerical and bookkeeping services for the Fund to the extent not provided by the Fund's custodian, transfer agent and dividend paying agent, and accounting services agent. The Fund pays all other expenses of its operation, including, without limitation, interest, taxes and any governmental filing fees; brokerage commissions and other costs incurred in connection with the purchase or sale of securities; compensation and expenses of its Non-Interested Directors; legal and audit expenses; the fees and expenses of the Fund's custodian, transfer agent and dividend paying agent, and accounting services agent; expenses relating to the redemption of shares; expenses of servicing shareholder accounts; fees and expenses related to the registration and qualification of the Fund and its shares under Federal and state securities laws; expenses of printing and mailing reports, notices and proxy material to shareholders; insurance premiums for fidelity and other insurance coverage; expenses of preparing prospectuses and statements of additional information and of printing and distributing them to existing shareholders; and any nonrecurring expenses, including actions, suits or proceedings to which the Fund is a party and any obligation which the Fund may incur to indemnify others. The Advisor has agreed to reimburse the Fund on a monthly basis for all expenses incurred in any fiscal year (exclusive of taxes, interest, brokerage fees and extraordinary expenses) which in the aggregate exceed the lowest applicable percentage limitation prescribed by any state in which the Fund's securities are qualified for sale. The Fund believes that it is not subject to any such percentage limitation.

The Advisory Agreement provides that the Advisor shall have no liability to the Fund or its shareholders in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations under the Agreement.


The Advisory Agreement is not assignable and may be terminated by either party, without penalty, on 60 days' notice. The Advisory Agreement will continue in effect until October 15, 2001 (unless sooner terminated) and thereafter for successive one-year periods so long as it is approved annually (a) by a majority of the Non-Interested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Directors of the Fund or by the vote of shareholders described under "Investment Restrictions."


The Advisory Agreement is identical to the predecessor investment advisory agreement dated August 13, 1985 between the Fund and Schafer (the "Old Advisory Agreement") except for (i) their effective dates, (ii) the replacement of Schafer by the Advisor as investment advisor to the Fund, (iii) a change to confirm that the Advisor may utilize Strong or others to arrange for the placement of orders for the purchase and sale of securities for the account of the Fund with brokers or dealers selected by or under the supervision of the Advisor, (iv) changes to confirm that the Advisor's responsibility to provide bookkeeping and administrative services for the Fund does not extend to such services as are provided by a fund accounting services agent, and (v) insertion of wording to address the circumstances under which the Fund may continue to use the name "Strong."

The Fund, the Advisor and Schafer have adopted a Code of Ethics ("Code") which governs the personal trading activities of all "Access Persons." Access Persons include every director and officer of the Advisor, Schafer and the Fund, as well as certain employees of the Adviser or Schafer who have access to information relating to the purchase or sale of securities by the Advisor or Schafer on behalf of accounts managed by it. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the other clients of the Advisor and Schafer ahead of their own.

The Code provides that Access Persons (other than Access Persons who are independent directors of the Fund), among other things, must preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds and direct obligations of the U.S. government) and may not acquire any securities in an initial public offering, other than a new offering of a registered open-end investment company. In addition, Access Persons generally may not purchase or sell any security which is contemporaneously being purchased or sold, or to their knowledge, is being considered for purchase or sale, by the Advisor or Schafer on behalf of the Fund or other managed accounts. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons who are portfolio managers may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager.


Certain of the Advisor's or Schafer's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Advisor or Schafer. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more clients are selling such security, or purchases or sales of the same security may be made for two or more clients on the same day. In any such event, such transactions will be averaged as to price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased by or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund. The sale of the Fund's shares is not a determining factor in these transactions.

The Fund has no proprietary or exclusive rights in the names "Strong" or "Schafer" or any logo or service mark furnished by Strong or the Advisor, and may use such names and any such logos or service marks only so long as the Advisory Agreement with the Advisor remains in effect and the Advisor has the right to use such names under the LLC Agreement.

Strong, the Advisor's non-managing member, provides investment management services for mutual funds and other investment portfolios representing assets of approximately $43 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.


Since February 1, 1996, Strong has served as the Fund's accounting services agent. For this service, Strong has received fees aggregating $53,579, $88,918 and $115,078, respectively, during the Fund's fiscal years ended September 30, 2000, 1999, and 1998 pursuant to a fund accounting services agreement providing for a fee to Strong equal to $20,000 on the first $40 million of the Fund's average daily net assets, .01% of the next $200 million of the Fund's average daily net assets, and .005% of the Fund's average daily net assets in excess of $240 million.


Strong also serves as the Fund's dividend-paying agent, transfer agent and shareholder servicing agent. As such, Strong handles all amounts delivered to it by or for the account of the Fund, issues confirmations for shares of the Fund upon receipt of payment, redeems on behalf of the Fund shares of the Fund upon receipt of written requests in proper order and acts as dividend disbursing agent for the Fund. For this service, Strong receives compensation from the Fund at an annual rate of $21.75 per open account and $4.20 per closed account, plus reimbursement of its expenses. Strong Investments, Inc., an indirect subsidiary of Strong, acts as the Fund's distributor. Strong also markets shares of the Fund as part of the Strong Family of Funds. See "What is the fund's relationship with Strong?" in the Prospectus.

From time to time, the Fund may pay, directly or indirectly through arrangements with Strong, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Fund to their customers or other persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or the intermediaries' customers or such other persons may reasonably request. In such cases, to the extent paid by the Fund, the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund.

                          DESCRIPTION OF LLC AGREEMENT

The Advisor is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940. Its address is 103 Spinnaker Lane, Jupiter, Florida 33477. The LLC Agreement provides that the Advisor is currently to be managed by its managing member, Schafer, which has sole control and management of the Advisor's business and affairs (provided that certain actions may not be taken without the consent of Strong). The only other member of the Advisor is Strong. Strong's current membership interest in the Advisor is non-managing.


The LLC Agreement provides that, for the period which commenced January 10, 2001 and for eighteen months thereafter, Strong has an option to purchase the membership interest of Schafer in the Advisor at a negotiated formula price. This option is subject to certain conditions, including procurement of regulatory approvals and other conditions that may be imposed by applicable law (including any necessary approval of the Fund's shareholders). On January 10, 2001, Strong notified Schafer of the exercise, subject to all necessary approvals, including those of the Board of Directors and shareholders of the Fund, of Strong's option to purchase the membership interest of Schafer in the Advisor. If Strong fails to purchase Schafer's membership interest in the Advisor for any reason other than failure to obtain necessary regulatory approvals or a breach by Schafer of certain obligations relating to the effectuation of such purchase, Schafer shall have certain rights, including the right to purchase Strong's membership interest in the Advisor for an amount equal to its fair market value at that time. If Strong's option is exercised but Strong does not purchase Schafer's membership interest in the Advisor subject thereto because of failure to obtain necessary regulatory approvals, Schafer is under an obligation to negotiate in good faith with respect to an appropriate modification of the relationship and arrangements between Strong and Schafer.


The LLC Agreement provides that, in the event of the bankruptcy of Schafer, or the death or disability of David K. Schafer, Strong shall have the option, subject to conditions comparable to those relating to Strong's option described in the preceding paragraph, to purchase the membership interest of Schafer in the Advisor at a price equal to the fair market value thereof, and upon the bankruptcy of Strong, Schafer shall have the option to purchase the membership interest of Strong in the Advisor at a price equal to the fair market value thereof.

The LLC Agreement provides that if Strong ceases to be a member of the Advisor, Schafer will use its best efforts to cause the Fund to cease to use Strong's name within sixty (60) days and that if Strong exercises its rights under the option described above, the Advisor shall have the irrevocable right to use the name "Schafer" for the Advisor and the Fund.


                                   DISTRIBUTOR

Pursuant to a distribution agreement dated as of January 10, 1996, Strong Investments, Inc., 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, an affiliate of Strong, acts at the request of the Fund and the Advisor as the Fund's agent to effect the distribution of the Fund's shares in certain jurisdictions. Strong Investments, Inc. is not entitled to receive any compensation from the Fund for its services under this agreement. The agreement may be terminated at any time (a) by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Strong Investments, Inc. and the Advisor or (b) by Strong Investments, Inc. on 60 days' written notice to the Fund and the Advisor. The agreement shall terminate in the event of its assignment by Strong Investments, Inc. If not so terminated, the agreement shall continue in effect from year to year only so long as such continuance is approved annually by the Board of Directors or stockholders of the Fund, and, in either event, by a majority of those directors who are not interested persons of any party to the agreement.


From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                    BROKERAGE


The Advisor is responsible for selecting brokers and dealers to effect purchases or sales of securities for the account of the Fund. In selecting such brokers, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities), the broker's familiarity with the security and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. For the fiscal years ended September 30, 2000, 1999, and 1998, the Fund paid total brokerage commissions of $1,529,280, $4,387,808, and $3,591,215, respectively. The changes in the amount of brokerage commissions over these three fiscal years are due principally to changes in the Fund's assets. The Fund's annual portfolio turnover rate is set forth in the Prospectus under "Financial Highlights."



In allocating the Fund's brokerage, the Advisor will also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups and technical information and the availability of the brokerage firm's analysts for consultation. While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor's own efforts in the performance of its duties under the Advisory Agreement. As permitted by the Advisory Agreement and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor may pay brokers higher brokerage commissions than might be available from other brokers if the Advisor determines in good faith that such amount paid is reasonable in relation to the value of the overall quality of the brokerage, research and other services provided. Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the Fund may indirectly benefit from services available to the Advisor as a result of transactions for other clients.



Arrangements exist with broker-dealers whereby the Advisor obtains computerized stock quotation and news services, performance and ranking services, portfolio analysis services and other research services in exchange for the direction of portfolio transactions which generate dealer concessions or brokerage (agency) commissions for such broker-dealers. From time to time, the Advisor may make other similar arrangements with brokers or dealers which agree to provide research services in consideration of dealer concessions or brokerage commissions. Consistent with the Advisor's fiduciary duties to the Fund, brokerage will be directed to such brokers or dealers pursuant to any such arrangement only when the Advisor believes that the commissions charged are reasonable in relation to the value and overall quality of the brokerage and research services provided. For the year ended September 30, 2000, the total amount of Fund brokerage transactions and related brokerage commissions directed in consideration of research services provided to Schafer were $199,483,390 and $432,376, respectively, exclusive of dealer concessions from underwritten offerings.


The Advisor has entered into an arrangement with Schafer Cullen Capital Management, Inc. ("SCCM") whereby SCCM performs certain administrative responsibilities with respect to the execution of portfolio trades at the direction of the Advisor, including trades which the Advisor may effect on behalf of the Fund.

                                  CAPITAL STOCK

The Fund has an authorized capital of 250 million shares consisting of only one class of stock -- Common Stock, $.10 par value. Shareholders are entitled to one vote per share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available therefor, and upon liquidation to participate ratably in the assets available for distribution. There are no conversion or sinking-fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable.

The Fund is not required to hold annual meetings of shareholders. However, special meetings may be called from time to time for such purposes as electing or removing directors, terminating or reorganizing the Fund, changing fundamental policies or voting on other matters when required by the Investment Company Act.


                        DETERMINATION OF NET ASSET VALUE


The Fund is 100% no load. This means that an investor may purchase, redeem or exchange shares at the Fund's net asset value ("NAV") without paying a sales charge. Generally, when an investor makes any purchases, sales or exchanges, the price of the investor's shares will be the NAV next determined after Strong receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds) plus any applicable sales charges. If Strong receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day which the NYSE is open, the share price will be the NAV determined that day. The NAV for the Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.


The Fund's portfolio securities are valued based on market quotations or at a fair value as determined by the method selected by the Fund's Board of Directors.


Equity securities are valued at the last sale price on the NASDAQ or, if not traded on the NASDAQ, at the last sales price on the national securities exchange on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange-trade securities (generally foreign securities) will generally be valued based on market quotations.


Debt securities are valued by a pricing service that utilizes electronic date processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

Securities quoted in foreign currency, if any, are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by the Advisor under the direction of the Board of Directors of the Fund.


                        PURCHASE AND REDEMPTION OF SHARES

For a general discussion of how shares of the Fund are purchased and redeemed and how the Fund values such shares for such purposes, see "Your Account" in the Prospectus. Such discussions are incorporated herein by reference.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Strong's post office box, of purchase applications or redemption requests does not constitute receipt by Strong or the Fund.

Broker-dealers which effect purchases or sales of shares of the Fund on behalf of their customers may impose a transaction charge on such customers for performing such services. No such transaction charge is imposed if shares are purchased directly from the Fund, without the employment of the services of a broker-dealer.

The Fund, in its discretion, may permit an investor to purchase shares of the Fund at net asset value in exchange for securities held by the investor, provided that the Fund may acquire such securities consistent with its investment policies. For purposes of determining the number of Fund shares to be received in exchange for any accepted securities, the Fund will value such securities in the same manner as is used by the Fund to value its own assets.


                       ADDITIONAL SHAREHOLDER INFORMATION


BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.


DOLLAR COST AVERAGING

Strong Fund's Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.


FEE WAIVERS

The Fund reserves the right to waive some or all fees in certain conditions where the application of the fee would not serve its purpose.


FINANCIAL INTERMEDIARIES


If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

FUND REDEMPTIONS

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day but, in any event, no more than seven days later.



MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account by exchanging funds from an existing Strong Funds account, some account options (such as check writing, the Exchange Option, Express Purchase[SM], and the Redemption Option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.



PROMOTIONAL ITEMS

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's Internet web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.



REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.


RETIREMENT PLANS

The Fund makes available through Strong the following retirement planning vehicles:


TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. Strong offers a prototype plan for you to establish your own Traditional IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your Traditional IRA (or up to $4,000 between your Traditional IRA and your non-working spouse's Traditional IRA, provided no more than $2,000 is put in either IRA for a given year. Under certain circumstances, your contribution will be deductible.

ROTH IRA: Taxpayers, of any age, who have earned income, and whose adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase out at $95,000 (single) or $150,000 (joint). You are allowed to contribute up to the lesser of $2,000 or 100% of earned income each year into a Roth IRA. If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free. If your AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

EDUCATION IRA: Taxpayers may contribute up to $500 per year into an Education IRA for the benefit of a child under age 18. Total contributions to any one child cannot exceed $500 per year. The contributor must have adjusted income under $110,000 (single) or $160,000 (joint) to contribute to an Education IRA. Allowed contributions begin to phase out at $95,000 (single) or $150,000 (joint). Withdrawals from the Education IRA to pay qualified higher education expenses are federally tax free. Any withdrawal in excess of higher education expenses for the year are potentially subject to tax and an additional 10% penalty.

DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,000, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have a part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


RIGHT OF SET-OFF: To the extent not prohibited by law, the Fund, any other Strong Fund, and Strong each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.



SHARES IN CERTIFICATE FORM: Certificates will be issued for shares held in a Fund account only upon written request. A shareholder will, however, have full shareholder rights whether or not a certificate is requested.



SIGNATURE GUARANTEES: A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:



- when requesting distributions be sent from a Strong mutual fund account ("First Account") to any other non-Strong account ("Second Account") if the Second Account is not registered in the same names as the First

        Account, unless the First Account is an individual account and you are also a registered holder of the Second Account;

- when transferring the ownership of an account to another individual or organization;

-       when submitting a written redemption request for more than $100,000;

- when requesting to redeem or redeposit shares that have been issued in certificate form;

-       if requesting a certificate after opening an account;

- when requesting that redemption proceeds be sent to a different name or address than is registered on an account;

-       if adding/changing a name or adding/removing an owner on an account; and

-       if adding/changing the beneficiary on a transfer-on-death account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES: The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and backing up electronic transactions.
[/R]


                                   TAX STATUS

The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to remain qualified, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government).

As a regulated investment company, the Fund is generally not subject to U.S. federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income and gains, exclusive of net capital gains) each year.

If the Fund purchases shares in a foreign corporation treated as a "passive foreign investment company" ("PFIC") for U.S. federal income tax purposes, however, the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of distributions from such foreign corporation and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. In certain limited circumstances, the Fund may be eligible to make a qualified electing fund election with respect to certain PFICs in which it owns shares. Such an election would enable the Fund to avoid the taxes on excess distributions by including in income each year the Fund's pro rata share of the PFIC's income and gains for that year (whether or not the Fund's share of such income and gains are distributed to the Fund). Alternatively the Fund may be eligible to elect under certain circumstances to treat its stock in certain PFICs as having been sold on the last business day of each taxable year of the Fund for the stock's fair market value, in which case the Fund would (subject to certain exceptions) generally avoid the taxes on excess distributions. These elections, therefore, may cause the Fund to recognize income in a particular year in excess of the distributions it receives in that year from the PFIC.

If the Fund engages in certain hedged transactions, the transaction may be treated as a deemed sale of the appreciated property which may accelerate the gain on the hedged transaction.

In general, distributions of net capital gain, when designated as such by the Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

A non-deductible 4% excise tax will be imposed on the Fund to the extent the Fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year and (iii) certain other amounts not distributed in previous years. The Fund intends to distribute its income and gains in a manner so as to avoid the imposition of this 4% excise tax.

Distributions declared by the Fund in October, November or December of a year, payable to shareholders as of a record date in such a month, and paid during the following January, will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders as of December 31 of the calendar year declared.

If the net asset value of shares is reduced below a shareholder's cost by a distribution, such distribution would be taxable as described in the Prospectus, even though the distribution might be viewed in economic terms as a return of capital. For U.S. federal income tax purposes, the shareholder's original cost continues as his tax basis and on redemption his gain or loss is the difference between such basis and the redemption price.

Income tax withholding at a rate of 20% is applicable to any distribution from a qualified retirement plan, such as a Defined Contribution Plan or 403(b)(7) Plan, where the distribution is eligible for tax-free rollover treatment but is not transferred directly to a specified retirement vehicle such as another qualified plan or an IRA. All qualified retirement plans and plans subject to
Section 403(b) of the Internal Revenue Code must provide participants and certain other distributees with an election to have an eligible rollover distribution transferred directly to certain specified retirement vehicles. If a shareholder receives a distribution which is subject to the 20% withholding requirement and wishes to roll the distribution into another retirement vehicle such as an IRA within 60 days without subjecting any part of the distribution to income tax (and a possible additional 10% penalty tax if the shareholder has not attained age 59 1/2), the shareholder will have to contribute to the IRA or other retirement vehicle the amount of the distribution (after withholding) plus an amount equal to the amount withheld. If the full amount of the distribution (including the amount withheld) is not contributed to another qualified retirement vehicle within 60 days, the portion of the distribution which is not contributed will be subject to income tax, plus a possible additional 10% penalty if the shareholder has not attained age 59 1/2. The amount withheld will be applied to reduce the shareholder's Federal income tax liability and may be refunded by the Internal Revenue Service to the shareholder upon filing a Federal income tax return if the total amount withheld from the shareholder exceeds such tax liability.

The rules broadly define distributions which qualify for rollover treatment. Shareholders who expect to receive distributions which may qualify for rollover treatment and therefore may be subject to 20% withholding should consult their own tax advisers for a complete discussion of the impact of these rules on such distributions.

The foregoing is only a general summary of certain provisions of the Internal Revenue Code and current Treasury regulations applicable to the Fund and its shareholders. The Internal Revenue Code and such regulations are subject to change by legislative or administrative action.

The tax consequences to a foreign shareholder of investing in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Distributions to shareholders may also be subject to state and local taxes. Investors are urged to consult their own tax advisors regarding the application of federal, state and local tax laws.


                         CALCULATION OF PERFORMANCE DATA

The Fund may advertise "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of the Fund. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of the Fund's investments over a specified period of time.


The average annual total return of the Fund varies and during the 10-year period ended December 31, 2000 ranged from -16.37% in 1999 to 40.9% in 1991. The average annual total return of the Fund for the 1-, 5- and 10-year periods ended December 31, 2000, were 3.59%, 5.19% and 13.12%, respectively, computed in accordance with the rules for standardized computation of performance as established by the Securities and Exchange Commission. Such rules for standardized computation of performance provide for determining percentage changes, carried out to two decimal places, based on changes in net asset value as described in the preceding paragraph.

The Fund's performance will vary from time to time and your shares, when redeemed, may be worth more or less than their original cost. You should not consider past results as representative of future performance. Factors affecting the Fund's performance include, among other things, general market conditions, the composition of the Fund's portfolio, and operating expenses. In reporting performance, the Fund makes no adjustment for taxes payable by shareholders on reinvested income dividends and capital gains distributions.

The Fund may also advertise comparative performance information obtained from industry or financial publications. The Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. From time to time, articles about the Fund regarding its performance or ranking may appear in national publications. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


LIPPER INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.


MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3-, 5-, and 10-year periods. Ratings are not absolute and do not represent future results.


OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Mutual Fund Magazine, Barron's, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Advisor, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Advisor, or the Distributor.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.


INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.



FUND NAME                                       INVESTMENT OBJECTIVE
---------                                       --------------------
CASH MANAGEMENT
---------------

Strong Advantage Fund                           Current income with a very low degree of share-price fluctuation.

Strong Heritage Money Fund                      Current income, a stable share price, and daily liquidity.

Strong Investors Money Fund                     Current income, a stable share price, and daily liquidity.

Strong Money Market Fund                        Current income, a stable share price, and daily liquidity.

Strong Municipal Advantage Fund                 Federally tax-exempt current income with a very low degree of share-price fluctuation.

Strong Municipal Money Market Fund              Federally tax-exempt current income, a stable share-price, and daily liquidity.

Strong Tax-Free Money Fund                      Federally tax-exempt current income, a stable share-price, and daily liquidity.

GROWTH AND INCOME
-----------------

Strong American Utilities Fund                  Total return by investing for both income and capital growth.

Strong Balanced Fund                            High total return consistent with reasonable risk over the long term.

Strong Blue Chip 100 Fund                       Total return by investing for both income and capital growth.

Strong Growth and Income Fund                   High total return by investing for capital growth and income.

Strong Limited Resources Fund                   Total return by investing for both capital growth and income.

Strong Schafer Balanced Fund                    Total return by investing for both income and capital growth.

Strong Schafer Value Fund                       Long-term capital appreciation principally through investment in common stocks and other equity securities.  Current income is a secondary objective.

EQUITY
------

Strong Discovery Fund                           Capital growth.

Strong Dow 30 Value Fund                        Capital growth.

Strong Enterprise Fund                          Capital growth.

Strong Growth Fund                              Capital growth.

Strong Growth 20 Fund                           Capital growth.

FUND NAME                                       INVESTMENT OBJECTIVE
---------                                       --------------------

Strong Index 500 Fund                           To approximate as closely as practicable (before fees and expenses)
                                                the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies.

Strong Internet Fund                            Capital growth.

Strong Large Cap Growth Fund                    Capital growth.

Strong Mid Cap Disciplined Fund                 Capital growth.

Strong Opportunity Fund                         Capital growth.

Strong Strategic Growth Fund                    Capital growth.

Strong Technology 100 Fund                      Capital growth.

Strong U.S. Emerging Growth Fund                Capital growth.

Strong Value Fund                               Capital growth.

INCOME
------

Strong Corporate Bond Fund                      Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

Strong Government Securities Fund               Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

Strong High-Yield Bond Fund                     Total return by investing for a high level of current income and capital growth.

Strong Short-Term Bond Fund                     Total return by investing for a high level of current income with a low degree of share-price fluctuation.

Strong Short-Term High Yield Bond Fund          Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

INTERNATIONAL
-------------

Strong Asia Pacific Fund                        Capital growth.

Strong Foreign MajorMarkets(SM) Fund            Capital growth.

Strong International Bond Fund                  High total return by investing for both income and capital appreciation.

Strong International Stock Fund                 Capital growth.

Strong Overseas Fund                            Capital growth.

LIFE STAGE SERIES
-----------------

Strong Aggressive Portfolio                     Capital growth.

Strong Conservative Portfolio                   Total return by investing primarily for income and secondarily for capital growth.

Strong Moderate Portfolio                       Total return by investing primarily for capital growth and secondarily for income.

MUNICIPAL INCOME
----------------

Strong High-Yield Municipal Bond Fund           Total return by investing for a high level of federally tax-exempt current income.

Strong Municipal Bond Fund                      Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.

FUND NAME                                       INVESTMENT OBJECTIVE
---------                                       --------------------

Strong Short-Term High Yield Municipal          Total return by investing for a high level of federally tax-exempt
Fund                                            current income with a moderate degree of share-price fluctuation.

Strong Short-Term Municipal Bond Fund           Total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation.


Strong also serves as investment advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. Strong developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


        UNDER 1 YEAR                 1 TO 2 YEARS                 4 TO 7 YEARS                 5 OR MORE YEARS
        ------------                 ------------                 ------------                 ---------------

Heritage Money Fund           Advantage Fund               Conservative Portfolio       Aggressive Portfolio
Investors Money Fund          Municipal Advantage          Corporate Bond Fund          American Utilities Fund
Money Market Fund             Fund                         Government Securities Fund   Asia Pacific Fund
Municipal Money                                            High-Yield Bond Fund         Balanced Fund
Market Fund                      2 TO 4 YEARS              High-Yield Municipal Bond    Blue Chip 100 Fund
Tax-Free Money Fund              ------------              Fund                         Discovery Fund
                              Short-Term Bond Fund         International Bond Fund      Dow 30 Value Fund
                              Short-Term High Yield        Municipal Bond Fund          Enterprise Fund
                              Bond Fund                                                 Foreign MajorMarkets(SM) Fund
                              Short-Term High Yield                                     Growth Fund
                              Municipal Fund                                            Growth 20 Fund
                              Short-Term Municipal                                      Growth and Income Fund
                              Bond Fund                                                 Index 500 Fund
                                                                                        International Stock Fund
                                                                                        Internet Fund
                                                                                        Large Cap Growth Fund
                                                                                        Limited Resources Fund
                                                                                        Mid Cap Disciplined Fund
                                                                                        Moderate Portfolio
                                                                                        Opportunity Fund
                                                                                        Overseas Fund

        UNDER 1 YEAR                 1 TO 2 YEARS                 4 TO 7 YEARS                 5 OR MORE YEARS
        ------------                 ------------                 ------------                 ---------------

                                                                                        Schafer Balanced Fund
                                                                                        Schafer Value Fund
                                                                                        Strategic Growth Fund
                                                                                        Technology 100 Fund
                                                                                        U.S. Emerging Growth Fund
                                                                                        Value Fund


PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally, statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's Stock 500 Index. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

                                                                  2
              Standard deviation =  the square root of E (x  - x )
                                                           i    m
                                                       ------------
                                                           n-1
Where:        E = "the sum of",

              x = each individual return during the time period,

              x  = the average return over the time period, and
               i
              n  = the number of individual returns during the time period.
               m

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

        Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.


                               GENERAL INFORMATION

BUSINESS PHILOSOPHY

Strong is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, Strong strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, Strong believes that active management should produce greater returns than a passively managed index. Strong has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. Strong believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING


These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them, please contact Strong at 1-800-368-3863.


1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversity your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while building investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you are tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account
        - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Strong's retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

TURNKEY APPROACH. The retirement plans offered by Strong are designed to be streamlined and simple to administer. To this end, Strong has invested heavily in the equipment, systems and people necessary to adopt or convert a plan and to keep it running smoothly. Strong provides all aspects of the plan, including plan design, administration, recordkeeping and investment management. To streamline plan design, Strong provides customizable IRS-approved prototype documents. Strong services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

The Fund strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design and a wide range of investment options.


RETIREMENT OPTIONS. Strong works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by Strong as well as stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.



EDUCATION. Participant education and communication are key to the success of any retirement program, and therefore are two of the most important services that Strong provides. Strong's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, Strong provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs. Strong will work with plan sponsors to identify participants' education needs.



SERVICE. Strong's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. Strong is committed to delivering accurate and timely information, evidenced by straightforward, complete and understandable reports, participant account statements and plan summaries. Strong invests in the latest technology in order to provide plan sponsors and participants with superior service.



Strong has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.



STRONG FINANCIAL INTERMEDIARY GROUP

The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the Fund, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to Strong's network of regional representatives and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.

                               SHAREHOLDER REPORTS

An annual report will be issued to shareholders after the close of each fiscal year, which ends September 30. This report will include financial statements for the Fund audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. A semi-annual report will also be issued to the Fund's shareholders.


                                    CUSTODIAN

Firstar Bank Milwaukee, N.A., 615 East Michigan Street, Milwaukee, Wisconsin, acts as custodian of the cash and securities of the Fund. The custodian holds all cash and, directly or through a book entry system or an agent, securities of the Fund, delivers and receives payment for securities sold by the Fund, collects income from investments of the Fund and performs other duties, all as directed by officers of the Fund. The custodian does not exercise any supervisory function over the management of, or the purchase and sale of securities by, the Fund.


                                 TRANSFER AGENT

Strong acts as the Fund's dividend-paying agent, transfer agent and shareholder servicing agent. Strong's address is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.


                             INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP has been selected as the independent accountants of the Fund. As such, they are responsible for auditing the financial statements of the Fund. The financial statements of the Fund for its fiscal year ended September 30, 2000 included in the 2000 Annual Report, incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP. The financial statements referred to above are incorporated by reference herein in reliance on the report of PricewaterhouseCoopers LLP given on the authority of that firm as experts in accounting and auditing.



                                  LEGAL COUNSEL


Sidley & Austin, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois 60603, acts as legal counsel for the Fund.



                              FINANCIAL STATEMENTS


The Fund's financial statements appearing in its Annual Report to Shareholders dated September 30, 2000, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference in this Statement of Additional Information.



                             ADDITIONAL INFORMATION

The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed electronically with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the public reference facilities maintained by the Commission in Washington, D.C.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits.  Financial Statements and Exhibits

      (a) (1)  Articles of Incorporation****

      (a) (2)  Certificate of Correction of Articles of Incorporation****

      (a) (3)  Change of Resident Agent and Address and Principal office****

      (a) (4)  Articles of Amendment****

      (a) (5) Articles Supplementary regarding increase in the number of authorized shares*****

      (b) (1)  By-Laws of the Registrant, as amended as of February 1, 1996****

      (b) (2)  Amendment to By-Laws adopted on December 3, 1997******

      (b) (3)  Amendment to By-Laws adopted on August 12, 1998*******

      (c)      Not Applicable

      (d) Investment Advisory Agreement between the Registrant and Strong Schafer Capital Management, L.L.C.*******

      (e) Distribution Agreement between the Registrant and Strong Funds Distributors, Inc.****

      (f)      Not Applicable

      (g) Custodian Agreement between the Registrant and First Wisconsin Trust Company (now Firstar Trust Company)**; and the Schedule of Remuneration***

      (h) (1) Shareholder Servicing and Transfer Agent Agreement between the Registrant and Strong Capital Management, Inc. ("Strong") and Shareholder Servicing Fee Schedule****

      (h) (2) Fund Accounting Servicing Agreement between the Registrant and Strong and Fund Valuation and Accounting Annual Fee Schedule****

      (i)      Not Applicable

      (j)      Consent of Independent Accountants

      (k)      Financial Statements.

               Included in Part A of this Registration Statement:

               Financial Highlights

               Included in Part B of this Registration Statement:

               Report of Independent Accountants*

               Statement of Assets and Liabilities as of September 30, 2000*


               Schedule of Investments as of September 30, 2000*

               Statement of Operations for the Year Ended September 30, 2000*



               Statement of Changes in Net Assets for the Years Ended September 30, 2000 and 1999*

               Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

      (l)      Not Applicable

      (m)      Not Applicable

      (n)      Not Applicable

      (o)      Not Applicable

      (p)      Code of Ethics


* Incorporated by reference from the Annual Report to Shareholders for the year ended September 30, 2000.

** Previously filed in Post-Effective Amendment No. 5 on January 31, 1990 and hereby incorporated by reference.

*** Previously filed in Post-Effective Amendment No. 10 on February 1, 1995 and hereby incorporated by reference.

**** Previously filed in Post-Effective Amendment No. 11 on February 1, 1996 and hereby incorporated by reference.

***** Previously filed in Post-Effective Amendment No. 13 on February 1, 1997 and hereby incorporated by reference.

****** Previously filed in Post-Effective Amendment No. 14 on February 1, 1998 and hereby incorporated by reference.

******* Previously filed in Post-Effective Amendment No. 15 on August 17, 1998 and hereby incorporated by reference.

******** Previously filed in Post-Effective Amendment No. 16 on December 3, 1998 and hereby incorporated by reference.


Item 24. Persons Controlled by or under Common Control with Registrant.

               None.

 Item 25. Indemnification.

               Article XII of the Registrant's By-Laws provides for indemnification of the Registrant's directors and officers under certain circumstances as authorized by Section 2-478 of the General Corporation Law of the State of Maryland. Such By-Laws are incorporated by reference herein.

               The Registrant has obtained errors and omissions insurance which (subject to certain limits and deductibles) insures the Registrant and its officers and directors against loss arising from certain claims if made against them for actions taken as such.

Item 26. Business and Other Connections of Investment Adviser.


               Although Strong Schafer Capital Management, L.L.C. has not served as investment adviser to any registered investment company or other accounts prior to October 16, 1998, Schafer Capital Management, Inc., currently the sole managing member of Strong Schafer Capital Management, L.L.C., has acted as investment adviser to other equity accounts for many years and acts as investment subadviser to Strong Schafer Balanced Fund, a series of Strong Schafer Funds, Inc., through March 11, 2001. Strong Capital Management, Inc., the non-managing member of Strong Schafer Capital Management, L.L.C., also acts as investment adviser to other equity accounts and to the registered investment companies comprising the Strong Family of Funds. Each of Schafer Capital Management, Inc. and Strong Capital Management, Inc. is a registered investment adviser under the Investment Advisers Act of 1940, as amended.



               David K. Schafer, a director and officer of Schafer Capital Management, Inc., is also Chairman of the Board of Schafer Cullen Capital Management, Inc., 645 Fifth Avenue, New York, New York 10022.

               James P. Cullen, a director and officer of Schafer Capital Management, Inc., is also President of Schafer Cullen Capital Management, Inc.

               Schafer Cullen Capital Management, Inc. is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

               Richard S. Strong controls Strong Capital Management, Inc. and Strong Investments, Inc.


               The information relating to Strong Capital Management, Inc. and Strong Investments, Inc. contained under "What is the fund's relationship with Strong?" in the Prospectus and under "Investment Advisory and Other Services," "Distributor" and "Brokerage" in the Statement of Additional Information is hereby incorporated by reference.


Item 27. Principal Underwriters.


               (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong International Equity Funds, Inc.; Strong International Income Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong

Opportunity Fund II, Inc.; Strong Schafer Value Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.


               (b)


Name and Principal                  Positions and Offices        Positions and Offices
Business Address                    with Underwriter             with Fund
----------------------------------------------------------------------------------------------
Peter D. Schwab                     President and Director       None
100 Heritage Reserve
Menomonee Falls, WI  53051

Richard W. Smirl                    Vice President and Chief     None
100 Heritage Reserve                Compliance Officer
Menomonee Falls, WI  53051

Dana J. Russart                     Vice President               None
100 Heritage Reserve
Menomonee Falls, WI  53051

Michael W. Stefano                  Vice President               None
100 Heritage Reserve
Menomonee Falls, WI  53051

Lawrence B. Zuntz                   Vice President               None
100 Heritage Reserve
Menomonee Falls, WI  53051

Dennis A. Wallestad                 Vice President               Vice President
100 Heritage Reserve
Menomonee Falls, WI  53051

Elizabeth N. Cohernour              Secretary                    Vice President and
100 Heritage Reserve                                             Secretary
Menomonee Falls, WI  53051

Thomas M. Zoeller                   Treasurer and Chief          Vice President
100 Heritage Reserve                Financial Officer
Menomonee Falls, WI  53051

Kevin J. Scott                      Assistant Treasurer          None
100 Heritage Reserve
Menomonee Falls, WI  53051

Constance R. Wick                   Assistant Secretary          None
100 Heritage Reserve

Menomonee Falls, WI  53051

               (c)    None.

Item 28. Location of Accounts and Records

 Such records are located at:

1.      Strong Capital Management, Inc.
        100 Heritage Reserve
        Menomonee Falls, Wisconsin 53051

2.      Firstar Bank Milwaukee, N.A.
        Mutual Fund Services
        P.O. Box 701
        Milwaukee, Wisconsin 53201-0701

3.      Sidley & Austin
        Bank One Plaza
        10 South Dearborn Street
        Chicago, Illinois 60603

Item 29. Management Services.


               There are no management-related service contracts not discussed in Part A or Part B.

Item 30. Undertakings.

               The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

               Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of January, 2001.


                                STRONG SCHAFER VALUE FUND, INC.



                                By:   /s/ David K. Schafer
                                      -----------------------------------------
                                      David K. Schafer,
                                      President



               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on January 31, 2001 by the following persons in the capacities indicated.



Name                                          Title
------------------------------------        --------
        /s/ David K. Schafer                Director and President and Principal
------------------------------------------- Financial and Accounting Officer
             David K. Schafer

        *                                   Director
-------------------------------------------
            Timothy C. Collins

        *                                   Director
-------------------------------------------
             Mary P. English

        *                                   Director
-------------------------------------------
             Philip P. Young

*By:       /s/ David K. Schafer
           --------------------------------
           David K. Schafer
           (Attorney-in-fact)

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    EXHIBITS

                                   FILED WITH

                                    FORM N-1A



                             REGISTRATION STATEMENT

                                    UNDER THE

                             SECURITIES ACT OF 1933

                                       AND

                             REGISTRATION STATEMENT

                                    UNDER THE

                         INVESTMENT COMPANY ACT OF 1940



                         STRONG SCHAFER VALUE FUND, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Exhibit        Description of Exhibit

 (j)           Consent of PricewaterhouseCoopers LLP
 (p)           Code of Ethics